UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

DATE OF REPORT (Date of Earliest Event Reported): September 23, 2004

Delhaize America, Inc.

(Exact name of registrant as specified in its charter)

Commission File No. 0-6080

North Carolina	56-0660192
(State or other Jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2110 Executive Drive, P.O. Box 1330 Salisbury, North Carolina	28145-1330
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 633-8250

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 23, 2004, our wholly-owned subsidiary, Hannaford Bros. Co. (“Hannaford”), entered into a definitive Stock Purchase Agreement (the “Stock Purchase Agreement”) with Victory Distributors, Inc. (“Victory”) and its shareholders, pursuant to which Hannaford agreed to purchase all of the shares of capital stock of Victory for a price of $175 million in cash, subject to working capital and certain other adjustments pursuant to the Stock Purchase Agreement. The acquisition of Victory will include 19 Victory Super Markets, 17 in central and southeastern Massachusetts and two in southern New Hampshire. Consummation of the acquisition of Victory is subject to customary conditions, including receipt of regulatory approval, and is expected to close in the fourth quarter of 2004. A copy of the press release related to this transaction is attached hereto as Exhibit 99.

Some of the statements in this current report and the attached press release are “forward-looking statements” within the meaning of Section 21E of Securities Exchange Act of 1934, as amended, and involve a number of risks and uncertainties. These statements include, but are not limited to, statements about future events, strategic options, future strategies and the anticipated benefits of these strategies. These forward-looking statements generally can be identified as statements that include phrases such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “foresee”, “likely”, “will”, “should” or other similar words or phrases. Although such statements are based on current information, actual outcomes and results may differ materially from those projected depending upon a variety of factors, including, but not limited to, the ability to successfully integrate the Victory Super Markets company and assets; changes in the general economy or the markets of Delhaize America, Inc. (“Delhaize America”), in consumer spending, in inflation or in legislation or regulation; competitive factors; adverse determination with respect to claims; inability to timely develop or remodel stores; and supply or quality control problems with vendors. Additional risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements are described in Delhaize America’s Annual Report on Form 10-K for the year ended January 3, 2004 and other periodic filings made by Delhaize America and its parent company, Delhaize Group, with the U.S. Securities and Exchange Commission, which risk factors are incorporated herein by reference. Delhaize America and Delhaize Group disclaim any obligation to update developments of these risk factors or to announce publicly any revision to any of the forward-looking statements contained in this current report or the attached press release, or to make corrections to reflect future events or developments.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99	Hannaford Press Release dated September 24, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELHAIZE AMERICA, INC.

Dated: September 27, 2004	By:	/s/ Michael R. Waller
Michael R. Waller Executive Vice President

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EXHIBIT INDEX

Exhibit No.	Description
99	Hannaford Press Release dated September 24, 2004

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